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                                                                    EXHIBIT 10.5

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of May 18, 1999, by and among BOLDER Technologies Corporation, a Delaware corporation (the "Company") and the persons listed on Exhibit A hereto (the "Purchasers") with respect to the Purchase Agreement dated as of May 18, 1999 between the Company and the Purchasers (the "Purchase Agreement") for the purchase of up to 1,500,000 shares of the Company's Common Stock (the "Common Stock"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

         The Company agrees with the Purchasers, (i) for their benefit as Purchasers and (ii) for the benefit of the holders from time to time of the Common Stock (each of the foregoing a "Holder" and together the "Holders"), as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         Affiliate: "Affiliate" means, with respect to any specified person, (i) any other person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified person or (ii) any officer or director of such other person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a person means the possession direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

         Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

         Damages Accrual Period: See Section 2(d) hereof.

         Damages Payment Date: The first business day of each month following the Effectiveness Target Date.

         Effectiveness Period: The period commencing with the date hereof and ending on the earlier of the date that is two years after the later of the initial date of original issuance of the Common Stock and the date that all Registrable Securities have ceased to be Registrable Securities.

         Effectiveness Target Date:  See Section 2(a) hereof.

         Event:  See Section 2(d) hereof.

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         Event Date:  See Section 2(d) hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Filing Date: See Section 2(a) hereof.

         Holder: See the second paragraph of this Agreement.

         Initial Shelf Registration: See Section 2(a) hereof.

         Liquidated Damages: See Section 2(d) hereof.

         Losses: See Section 5 hereof.

         Majority of Registrable Securities: A majority of the then outstanding aggregate principal amount of Registrable Securities.

         Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         Purchase Agreement: See the first paragraph of this Agreement.

         Record Holder: With respect to any Damages Payment Date relating to the Common Stock, each Person who is a registered holder of Common Stock 15 days prior to such Damages Payment Date.

         Registrable Securities: The Common Stock issued pursuant to the Purchase Agreement, and any Common Stock issued with respect thereto upon any stock dividend, split or similar event, until (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is salable by the holder thereof pursuant to Rule 144(k) or (iii) it is sold to the public pursuant to Rule 144, and, as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Purchase Agreement (other than any such legends required solely as the consequences or the fact that the Registrable Securities are owned by, or were previously owned by, the Company or an Affiliate of the Company) are removed or removable in accordance with the terms of the Purchase Agreement.

         Registration Expenses: See Section 5 hereof.

         Registration Statement: Any registration statement of the Company which covers any of


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the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulations hereafter adopted by the SEC.

         SEC: The Securities and Exchange Commission.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

         Selling Holder: A Holder offering to sell Registrable Securities.

         Shelf Registration: See Section 2(a) hereof.

         Subsequent Shelf Registration: See Section 2(b) hereof.

         Suspension Period: See Section 2(c).

         2.       Shelf Registration.

         (a) The Company shall prepare and file with the SEC, as soon as practicable but in any event on or prior to the date 30 days following the latest date of original issuance of the Common Stock (the "Filing Date"), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on an appropriate SEC Registration Statement form permitting registration of such Registrable Securities for resale by such Holders in the manner or manners designated by them. The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable but in any event or prior to the date 90 days following the latest date of original issuance of the Common Stock (the "Effectiveness Target Date"), and shall use its best efforts to keep the Initial Shelf Registration continuously effective under the Securities Act, subject to the provisions of
Section 2(c), until the earlier of the expiration of the Effectiveness Period or the date a Subsequent Shelf Registration (as defined below) covering all of the Registrable Securities has been declared effective under the Securities Act. Subject to the right of the Company to have the Initial Shelf Registration not be effective, or not to be updated, amended or supplemented, for periods of time set forth in Section 2(c), the Company further agrees to use its best efforts to prevent the happening of any event that would cause the Initial Shelf Registration to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities during the Effective Period.


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         (b) If the Initial Shelf Registration or any subsequent Shelf
Registration ceases to be effective for any reason as a result of the issuance of a stop order by the SEC at any time during the Effectiveness Period, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

         (c) In the event (A) of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof or (B) that, in the good faith judgment of the Company, it is advisable to suspend the use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certificate in writing, signed by an authorized executive officer of the Company, to the Purchasers, to the effect of the foregoing and thereafter the use of the Prospectus shall be suspended, and the Company, subject to the terms of this
Section 2(c), shall thereafter not be required to maintain the effectiveness or update the Shelf Registration. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as soon as practicable, in the case of suspension under Section 2(c)(A), and, in the case of a pending development or event referred to in Section 2(c)(B) hereof, as soon as, in the good faith judgment of the Company, public disclosure of such material corporate development or similar material event would not have a material adverse effect on the Company. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right under this Section 2(c) to suspend the use of the Prospectus (whether as a result of events referred to in Section 2(c)(A) hereof or as a result of the pending development or event referred to in Section 2(c)(B) hereof) more than one (1) time in any three (3) month period, and the periods in which the use of the Prospectus is suspended shall not exceed 30 days in any three-month period (a "Suspension Period").

         (d) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Initial Shelf Registration has not been declared effective by the Effectiveness Target Date (an "Event," and the Effectiveness Target Date being referred to herein as an "Event Date"). Notwithstanding the foregoing, the parties hereto agree that an Event shall be deemed not to have occurred to the extent the parties mutually agree that the direct, proximate cause of said Event was the act or failure to act of one or more Holders. An Event shall be deemed to continue until the date of the termination of such Event, which shall be the date the Initial Shelf Registration is declared effective.

             Accordingly, upon the occurrence of any Event and until such time as there is no Event which has occurred and is continuing (a "Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, the Company agrees to pay, as



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liquidated damages, and not as a penalty, an additional amount (the "Liquidated
Damages") to each holder of shares of Common Stock that are Registrable Securities, accruing at a rate equal to (i) 24% per annum during the first 30 days following the Effectiveness Target Date and (ii) 12% per annum thereafter, multiplied by the aggregate purchase price paid by such holder for the number of shares of Common Stock that are Registrable Securities held by such holder. Notwithstanding the foregoing, no Liquidated Damages shall accrue as to any Registrable Securities from and after the earlier of (x) the date such securities are no longer Registrable Securities, and (y) the expiration of the Effectiveness Period.

             The Liquidated Damages shall be paid by the Company to the Holders on each Damages Payment Date by wire transfer of immediately available funds to the account specified by them or by mailing checks to their registered addresses as they appear in the register of the Company for the Common Stock. Nothing shall preclude a Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

             All of the Company's obligations set forth in this Section 2(d) which are outstanding with respect to any Registrable Securities at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement pursuant to Section 7(o)). The parties hereto agree that the Liquidated Damages provided for in this
Section 2(d) constitute a reasonable estimate of the damages that may be incurred by holders of Registrable Securities by reason of the failure of the Shelf Registration to be declared effective in accordance with the provisions hereof. The provisions of this Section 2(d) shall in no way be deemed to limit the rights of the Holders to pursue all legal and equitable remedies and to recovery full damages in the event of a breach of this Agreement by the Company. In the event of such breach, the Holders shall be permitted to pursue all remedies as provided for in Section 7(a) below.

         3. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of the Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof and shall include all required financial statements, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any such Registration Statement or Prospectus or any amendments or supplements thereto the Company shall furnish within a reasonable time period to each Selling Holder (if requested by such Selling Holder) copies of all such documents proposed to be filed, which documents will be subject to the review of each Selling Holder (if requested by such Selling Holder), and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Holders of a Majority of Registrable Securities covered by such Registration Statement shall


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reasonably object in writing within five Business Days after the receipt thereof.

         (b) Subject to Section 2(c), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods or disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented. The Company shall ensure that
(i) any Shelf Registration and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) any Prospectus forming part of any Shelf Registration, and any amendment or supplement to such Prospectus, does not include an untrue statement or a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (c) Notify the Holders and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus, any Prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, (v) of the existence of any fact or happening of any event which makes any statement of a material fact in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.


                                       6.
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         (d) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

         (e) If requested by the Holders of a Majority of the Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to Registration Statement such information as such Holders and the Company agree should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters proposed to be incorporated in such Prospectus supplement or post-effective amendment.

         (f) Furnish to each Selling Holder (if requested by such Selling Holder), without charge, at least one conformed copy of the Registration Statement or Statements and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

         (g) Deliver to each Selling Holder in connection with any offering of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the Selling Holders of Registrable Securities and the Underwriters, if any, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

         (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Selling Holders in connection with any registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Selling Holder reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement, provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

         (i) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies in addition to the SEC or authorities within the United States as may be necessary to enable the Selling Holder or Holders thereof to consummate the disposition of such Registrable Securities.


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         (j) During the Effectiveness Period (subject to the provisions of
Section 2(c)), immediately upon the existence of any fact or the occurrence of any event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or a Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly prepare and file a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and in the case of a post-effective amendment to a Registration Statement use its best efforts to cause it to become effective as soon as practicable.

         (k) Enter into such agreements and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into.

         (l) Make available for inspection by a representative of the Holders of Registrable Securities being sold and any attorney or accountant retained by such Selling Holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, attorney or accountant in connection with such disposition; provided, however, that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement.

         (m) Comply with all applicable rules and regulations of the SEC in all material respects and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period


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is a fiscal year) (i) commencing at the end of any fiscal quarter in which
Registrable Securities are sold to underwriters in firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

         (n) Cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request.

         (o) Not later than the effectiveness date of any Registration Statement hereunder, provide a CUSIP number for the Registrable Securities registered under such Registration Statement, and provide the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

         (p) Cause all shares of Common Stock covered by the Registration Statement to be listed or quoted on, each securities exchange or quotation system on which the Company's Common Stock is then listed or quoted no later than the date the Registration Statement is declared effective, and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act (e.g., the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder.

         (q) Cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc.

         The Company may require each Holder of securities to be sold pursuant to any Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Registration Statement. Any Holder who fails to provide such information shall not be entitled to use the Prospectus.

         4. Registration Expenses. All fees and expenses incident to the Company's obligations under this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the National Association of Securities Dealers, Inc.),
(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company, (iii) reasonable fees and disbursements of counsel for the Company in connection with the Shelf Registration, and (iv) fees and disbursements of all independent certified public accountants referred to in
Section 3(k)(iii) hereof (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance). In addition, the Company shall pay the fees and expenses incurred in connection with the listing or quotation of the securities to be registered on any securities exchange or quotations system on which similar securities issued by


                                       9.
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the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

         5.       Indemnification.

         (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, the directors, officers and employees of each such Holder and each person, if any, who controls any such Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) from and against all losses, liabilities, damages and expenses (including without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, except insofar as such Losses arise out of or are based upon the information relating to any Holder furnished to the Company in writing by any Holder expressly for use therein. The Company shall also indemnify each underwriter, their officers and directors, and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent and with the same limitations as provided above with respect to the indemnification of the Holders or Registrable Securities.

         (b) Indemnification by Holder of Registrable Securities. Each Holder, agrees severally and not jointly to indemnify and hold harmless the Company, its directors, its officers who sign a Registration Statement and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against all losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made, to the extent, but only to the extent, that such untrue statement or omission is contained in any information relating to such Holder so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any Selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof. The indemnifying party, upon request of the indemnified party, shall retain counsel satisfactory to the indemnified party to represent the indemnified party and


                                      10.
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any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention to such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action. It is understood that the indemnifying party shall not, in respect of the legal expenses or any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties under Section 5(a) or 5(b) hereof who are parties to such proceeding or proceedings, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) Contribution. If the indemnification provided for in this Section 5 is unavailable (other than by reason of the exceptions set forth herein) to an indemnified party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement of the Common Stock pursuant to the Purchase Agreement. Benefits received by the Holders shall be deemed to be equal to the value of receiving the Common Stock registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to



                                      11.

information supplied by the Holders or by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 5(d), an indemnifying party that is a Selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder, under the Purchase Agreement or otherwise.

         The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder, or the Company, its officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

         6.       Information Requirements.

         (a) The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. The Company further covenants that it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.


                                      12.

         (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to the appropriate SEC Registration Statement form permitting registration of the Registrable Securities for resale by the Holders thereof in the manner or manners designated by them.

         7.       Miscellaneous.

         (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason or a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) No Conflicting Agreements. The Company has not entered, as of the date hereof and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a Majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or
(iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                  (x) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of Section 7(e):

                                      13.

                  and

                  (y)     if to the Company, to:

                          BOLDER Technologies Corporation
                          4403 Table Mountain Drive
                          Golden, Colorado 80403
                          Attention: Daniel S. Lankford
                          Telecopy No.: (303) 215-7200

                          with a copy to:

                          Cooley Godward LLP
                          2595 Canyon Blvd., Suite 250
                          Boulder, Colorado 80302
                          Attention: James H. Carroll
                          Telecopy No.: (303) 546-4099

or to such other address as such person may have furnished to the other persons identified in this Section 7(d) in writing in accordance herewith.

         (e) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in such register of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

         (f) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Purchasers or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (g) Successors and Assigns. The Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each holder of any Registrable Securities.

         (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.


                                      14.

         (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN NEW YORK RESIDENTS ENTERED INTO AND PERFORMED ENTIRELY IN NEW YORK, EXCEPT THAT THE DELAWARE GENERAL CORPORATION LAW WILL GOVERN AS TO MATTERS OF CORPORATE LAW.

         (k) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect, and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

         (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

         (m) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         (n) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate the make effective the transactions contemplated hereby.

         (o) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4 or 5 hereof, each of which shall remain in effect in accordance with their terms.

                                      15.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                         BOLDER TECHNOLOGIES CORPORATION


                         By:
                            -----------------------------------------
                            Name: Daniel S. Lankford
                            Title: President and Chief Executive Officer


Accepted as of the date first above written:

PURCHASER

LEGAL NAME OF PURCHASER:
                        --------------------------------------------------------

By:
   -------------------------------

Name:
     -----------------------------

Title:
      ----------------------------

Date:
     -----------------------------



                                      16.